EXHIBIT 32.0
CERTIFICATIONS PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Mattel, Inc. a Delaware corporation (the “Company”), on Form 10-Q for the quarter ended March 31, 2018 as filed with the Securities and Exchange Commission (the “Report”), Margaret H. Georgiadis, Chief Executive Officer, and Joseph J. Euteneuer, Chief Financial Officer, of the Company, do each hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) that, to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 26, 2018	By:	/s/ MARGARET H. GEORGIADIS
Margaret H. Georgiadis
Chief Executive Officer

/s/ Joseph J. Euteneuer
Joseph J. Euteneuer
Chief Financial Officer